EXHIBIT 10.4

November 9, 2023
Acuitas Capital, LLC
Attention: Terren S. Peizer
200 Dorado Beach Drive #3831
Dorado, Puerto Rico 00646

Mr. Peizer:

This letter relates to that certain Master Note Purchase Agreement dated as of April 15, 2022, among Ontrak, Inc., a Delaware corporation, as issuer, certain of its Subsidiaries, as Guarantors,
Acuitas Capital LLC, a Delaware limited liability company, and U.S. Bank Trust Company, National
Association, as collateral agent for the Secured Parties, as amended by that certain First
Amendment thereto, dated as of August 12, 2022, that certain Second Amendment thereto, dated as of November 19, 2022, that certain Third Amendment thereto, dated as of December 30, 2022, that certain Fourth Amendment to Master Note Purchase Agreement, dated as of June 23, 2023, and that certain Fifth Amendment to Master Note Purchase Agreement, dated as of October 31,
2023 (as amended to date, the “Keep Well Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Keep Well Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser hereby agree as follows:

1. Qualified Financing. The definition of “Qualified Financing” is hereby amended to replace the “$8,000,000” set forth therein with “$6,000,000.”

2. Miscellaneous. This letter, which may be executed in separate counterparts (any of which may be delivered by PDF or other electronic means), and each of which shall be deemed an original, shall be binding upon the Company and Purchaser and their respective successors and assigns and may not be amended or modified except in writing.

If you agree with the foregoing, please so indicate by signing below and returning a copy of this letter to the Company, which will constitute the agreement of the Company and Purchaser with respect to the matters set forth herein.

Sincerely,
Ontrak, Inc.
/s/James Park______
James Park
Chief Financial Officer

Acknowledged and Agreed:
Acuitas Capital, LLC
/s/Terren S. Peizer_______
Terren S. Peizer
Chairman